UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

SENSE TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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2

SENSE TECHNOLOGIES INC.

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 12:00 Noon EST ON DECEMBER 11, 2009

The 2009 Annual General and Special Meeting of Stockholders of Sense Technologies Inc. will be held at 12:00 Noon EST on December 11, 2009, at 725 N. hwy A-1-A, Suite C-106, Jupiter FL 33477-4565 for the following purposes:

1.	To elect three (3) Directors to serve until the next Annual General Meeting of Stockholders or until their respective successors are elected or appointed;
2.	To ratify the appointment of M&K CPAS, PLLC (formerly McElravy Kinchen & Associates, P.C.) as our independent auditors for the year ending February 28, 2010; and
3.	To transact such other business as may properly come before the Annual General and Special Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed November 6, 2009 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual General and Special Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual General and Special Meeting.

All stockholders are invited to attend the Annual General and Special Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible to ensure your representation. All proxies must be received by our transfer agent by no later than at the close of business 2 days prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Computershare, 2nd Floor - 510 Burrard Street, Vancouver, BC, V6C 3B9, Fax No. (604) 689-8144. Stockholders of record attending the Annual General and Special Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 11th day of November, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bruce Schreiner

Bruce Schreiner
President, Chief Executive Officer and Director

SENSE TECHNOLOGIES INC.

PROXY STATEMENT

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 11, 2009

In this Proxy Statement and Information Circular, all dollar amount references herein are in the lawful currency of the United States.

GENERAL

The enclosed proxy is solicited by the Board of Directors of Sense Technologies Inc., a British Columbia corporation (the "Company" or “Sense”), for use at the Annual General and Special Meeting of Stockholders (the “Annual General and Special Meeting”) of Sense to be held at 12:00 Noon Eastern Standard Time on December 11, 2009, at 725 N. Hwy A-1-A, Suite C-106, Jupiter FL 33477-4565, and at any adjournment or postponement thereof.

Our administrative offices are located at 2535 N. Carleton Avenue, Grand Island, Nebraska, 68803, USA. This Proxy Statement and the accompanying proxy card are being mailed to our stockholders on or about November 16, 2009.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $10,000.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company ("Management Proxyholder"). A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare by no later than at the close of business 2 days prior to the time of the meeting in order to be counted before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favor of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. If you submit a proxy, you must complete, date and sign the Proxy, and then return it to the Company's transfer agent, Computershare by fax at 604-689-8144, or by mail or by hand delivery at 2nd Floor - 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 by no later than at the close of business 2 days prior to the time of the meeting in order to be counted before the Meeting or the adjournment thereof at which the Proxy is to be used.

Telephone voting can be completed at 1-866-732-VOTE (8683) and Internet Voting at www.investorvote.com.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Shares in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of Shares).

If Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Shares will not be registered in the shareholder's name on the records of the Company. Such Shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients in the United States and Canada to Broadridge Financial Services (“Broadridge”) (formerly ADP Investor Communication Services). Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge’s instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote Shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your Shares in that capacity. If you wish to attend at the Meeting and indirectly vote your Shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is at least one person present in person being shareholders entitled to vote at the Meeting or duly appointed proxies or representatives for absent shareholders so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the passage of the resolutions set forth herein and in the Notice of Meeting. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On November 6, 2009, there were 66,804,651 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote, and 315,915 Class “A” Preferred Shares. Only holders of Common Stock as at the close of business on November 11, 2009 will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of November 6, 2009 by

(i)	each person or entity known by Sense to beneficially own more than 5% of the Common Stock;
(ii)	each Director of Sense;
(iii)	each of the named Executive Officers of Sense; and
(iv)	all Directors and Executive Officers as a group.

Except as noted in the following table, Sense believes that the beneficial owners of the Common Stock listed below have sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership[1]	Percent of Class [2]
Steve Sommers[3] 21018 Buckskin Trail Elkhorn, NE 68022	3,386,067[3]	5.07%
Bruce E. Schreiner, Director 3535 Grassridge Drive Grand Island, Nebraska 68803	3,684,838	5.51%
James Iman, Director 2601 Ridgmar Plaza Suite 201 Fort Worth TX 76116	650,000	0.97%
Robert Doviak, Director 13237 Montforth Drive Dallas TX 75240	505,000	0.76%
Lowell Martinson 16455 S. 15th Street Phoenix, AZ 85048	4,000,000	5.98%
All directors and officers as a group (3 persons)	4,839,838	7.24%

[1]	Based upon information furnished to Sense by the Directors, Executive Officers or beneficial holders, or obtained from the stock transfer agent of Sense, or obtained from insider reports.
[2]

Based upon a total of 66,804,651 shares of common stock currently issued and outstanding, and includes in each case any stock underlying immediately exercisable stock options granted to each person listed.

[3]	Includes 3,175,117 shares held by SFS Resources Inc., an entity in which Steve Sommers is a controlling shareholder; and 100,000 shares held by Steven Sommers II Investments LLC.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with Sense’s Articles and Bylaws, the Board of Directors has proposed that the following three nominees be elected as Directors at the Annual General and Special Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Bruce E. Schreiner, James R. Iman and Robert Doviak.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the five nominees will be available to serve as Directors of Sense, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

The following table sets out the names of the nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised[1]	Principal Occupation [2]
BRUCE E. SCHREINER[3] Director, President 3535 Grassridge Drive Grand Island, Nebraska USA 68803	August 10, 1993	3,684,838	Mr. Schreiner has been the President and Chief Executive Officer of Sense since March 4, 2004. Mr.Schreiner has been a partner in Schroeder & Schreiner, P.C., a certified public accounting firm since 1991.
JAMES R. IMAN[3] Director 6329 Malvery Forth Worth, Texas USA 76116	June 21, 2004	650,000	Mr. Iman is currently associated with Corporate Finance Consulting Services of Fort Worth, Texas.
ROBERT DOVIAK[3] #223 - 13237 Montfort Drive Dallas, Texas USA 75240	November 15, 2008	505,000	Mr. Doviak is a management consultant whose clients have included public oil and gas companies, a public technology company, a public IT staffing company, and a private software support and consulting company. He assists with capital architecture, business development, overall strategy with particular emphasis on growing the business, and establishing a dominant market position in the selected segment.

[1]	Based upon information furnished to Sense by either the directors and executive officers or obtained from the stock transfer agent of Sense.
[2]	Unless otherwise stated above, any nominees named above not elected at the last annual general meeting have held the principal occupation or employment indicated for at least five years.
[3]	Member of Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Sense's Directors, executive officers and persons who own more than 10% of a registered class of Sense's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Sense. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish Sense with copies of all Section 16(a) reports they file.

To Sense's knowledge, based solely on a review of the copies of Forms 3 and 4, as amended furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, Sense believes that during the year ended February 28, 2009, its Directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of Sense as of the Record Date, and the nominees as Directors of Sense:

Name	Age	Position	Position Held Since
Bruce E. Schreiner	54	Director, President, CEO, & CFO	August 10, 1993
James R. Iman	63	Director	June 21, 2004
Robert Doviak	49	Director	November 15, 2007

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing Directors or Executive Officers of Sense.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended February 28, 2009, the Board of Directors held 2 Directors Meetings. All other matters which required Board approval were consented to in writing by all of the Company’s Directors.

The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Sense's financial reporting compliance procedures. The members of the Audit Committee are Robert Doviak, James R. Iman and Bruce Schreiner.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended February 28, 2009, which are available for inspection on the SEC EDGAR database; (2) received a report from M&K CPAS, PLLC, formerly McElravy Kinchen & Associates, P.C. our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee”; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the board has concluded that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended February 28, 2009 filed with the SEC and is available for inspection on the SEC EDGAR database.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Sense's officers, reviews and administers Sense's stock option plans for employees and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee are Robert Doviak, James R. Iman, and Bruce Schreiner.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the board of directors. The Directors are of the view that the present stage of development of the Company and Board structure do not warrant the appointment of a Nominating Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of Sense’s president, chief executive officer and chief financial officer during the last two completed fiscal years (the “Named Executive Officers”) for services rendered to Sense in all capacities.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compens- ation ($)	Total ($)
Bruce Schreiner, President, Chief Executive Officer, Chief Financial Officer	2008 2009	None None	None None	200,000 None	None None	None None	None None	None None	200,000 None

DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Sense are compensated for services provided as a Director or members of committees of the Board of Directors. Two of the Directors of Sense Robert Doviak and James Iman, each received options to purchase 500,000 shares of common stock of Sense Technologies for $.05 a five year period, until December 31, 2012 as compensation for the year ended February 29, 2008 for services provided as a Director or member of a committee of the Board of Directors. They received no cash compensation. Value of the options granted to these two directors during the year ended February 29, 2008 amounted to $37,400 each. The stock options were accounted for under the provisions of SFAS 123(R), which requires recognition of the fair value of equity-based compensation. The fair value of stock options was estimated using a Black-Scholes option valuation model. This methodology requires the use of subjective assumptions in implementing SFAS 123(R), including expected stock price volatility and the estimated life of each award. No Director received any compensation for 2009.

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The particulars of unexercised options, stock that has not vested and equity incentive plan awards for our named executive officers and directors are set out in the following table:

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Bruce Schreiner, President, CEO and Director	Nil	Nil	Nil	Nil	Nil	Nil	N/A	N/A	N/A
Robert Doviak, Director	500,000	Nil	Nil	$ 0.05	December	N/A	N/A	N/A	N/A
James Iman, Director	500,000	Nil	Nil	$ 0.05	December	N/A	N/A	N/A	N/A

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

There were no stock options exercised during the Company’s fiscal year ended February 28, 2009.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

There are currently no employment contracts in place with the Directors and Officers of Sense.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The audit of our financial statements as at February 29, 2008 and February 28, 2009 and for the years then ended was carried out by M&K CPAS, PLLC (formerly McElravy Kinchen & Associates, P.C.). In addition, we were engaged to BDO Dunwoody for a 2008 only audit. The fees for services provided to us in each of the fiscal years ended February 29, 2008 and February 28, 2009 were as follows:

Fees	2008	2009
Audit fees	$ 63,000	$ 48,000
Audit related fees	Nil	Nil
Tax fees	Nil	Nil
All other fees	Nil	Nil

Although the appointment of M&K CPAS, PLLC (formerly McElravy Kinchen & Associates, P.C.), is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending February 28, 2010. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of Sense to select other auditors for the fiscal year ending February 28, 2010.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC (FORMERLY MCELRAVY KINCHEN & ASSOCIATES, P.C.), AS SENSE'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2010.

OTHER MATTERS

Sense knows of no other matters that are likely to be brought before the Annual General and Special Meeting. If, however, other matters not presently known or determined properly come before the Annual General and Special Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2010 Annual General Meeting of Stockholders must be received by the Secretary of Sense by February 5, 2010 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

ANNUAL REPORT ON FORM 10-K

THE ANNUAL REPORT ON FORM 10-K FOR SENSE’S YEAR ENDED FEBRUARY 28, 2009 IS AVAILABLE FOR INSPECTION ON THE SEC EDGAR DATABASE. A COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, SENSE TECHNOLOGIES INC. 725 N. HWY A-1-A, SUITE C-106 JUPITER FL 33477-4565, TEL: (561) 744-2952.

Dated at Grand Island, Nebraska, this 11th day of November, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bruce Schreiner

Bruce Schreiner
President, Chief Executive Officer and Director

SENSE TECHNOLOGIES INC.
9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on December 11, 2009

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.	The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
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8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:30 am, Pacific Daylight Time, on August 14, 2009.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone	• Go to the following web site:
telephone.	www.investorvote.com
1-866-732-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER	HOLDER ACCOUNT NUMBER	ACCESS NUMBER

+			+

Appointment of Proxyholder
I/We, being holder(s) of Sense Technologies Inc. hereby appoint: Bruce Schreiner, failing him, Robert Doviak	OR	Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Sense Technologies Inc. to be held at 725 N. Hwy A-1-A, Suite C-106, Jupiter FL 33477-4565, on December 11, 2009 at 12:00 Noon (EST) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY  HIGHLIGHTED TEXT  OVER THE BOXES.

	For	Withhold

1. Set the Number of Directors
To set the number of Directors at 3.	☐	☐

2. Election of Directors
	For	Withhold		For	Withhold		For	Withhold

01. Bruce Schreiner	☐	☐	02. James Iman	☐	☐	03. Robert Doviak	☐	☐

	For	Withhold

3. Appointment of Auditors
Appointment of M&K CPAS, PLLC (formerly McElravy Kinchen & Associates, P.C.) as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against

4. Release of Escrow Shares
Shareholders who are disinterested regarding the intellectual property license with the Driver Alert Group may vote whether to allow the Company to release the Performance Shares currently escrowed for the benefit of the Driver Alert Group owners, which shares were originally to be released based on economic performance benchmarks, even though that required economic performance has not been met. Such release will meet the requirements of National Policy 46-201. All of these shares have consistently been treated as outstanding shares even though held in escrow. As opportunities for sales of the Guardian Alert are just now beginning to materialize, the Company wishes to release these shares out of escrow as a good-faith measure to retain and enhance the Company's ongoing relationship with the Driver Alert Group intellectual property owners, and so recommends a "For" vote.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements - Mark this box if you would like to receive Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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SENSE TECHNOLOGIES INC.
9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual Meeting to be held on December 11, 2009

NON-REGISTERED (BENEFICIAL) SHAREHOLDERS

1.	We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by Management, as proxy holder of the registered holder, in accordance with your instructions.
2.	We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions. In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3.	If you wish to attend the meeting in person or appoint some other person or company, who need not be a shareholder, to attend and act on your behalf at the meeting or any adjournment or postponement thereof, please insert your name(s) or the name of your chosen appointee in the space provided (please see reverse).
4.	This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.
5.	If this VIF is not dated, it will be deemed to bear the date on which it is mailed by Management to you.
6.	When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.
7.	This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the Notice of Meeting or other matters as may properly come before the meeting or any adjournment or postponement thereof.
8.	Should you wish to receive a legal form of proxy, please write to Computershare at the address indicated above and one will be sent to you by mail. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the documentation provided by Management including any cut-off time for receipt.
9.	Your voting instructions will be recorded on receipt of the VIF and a legal form of proxy will be submitted on your behalf.
10.	By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
11.	If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
12.	This VIF should be read in conjunction with the accompanying documentation provided by Management.

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VIFs submitted must be received by our Transfer Agent by no later than at the close of business 2 days prior to the time of the meeting in order to be counted.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone	• Go to the following web site:
telephone.	www.investorvote.com
1-866-734-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER	HOLDER ACCOUNT NUMBER	ACCESS NUMBER

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Appointee(s)
Management Appointees are Bruce Schreiner, failing him, Robert Doviak	OR	If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Sense Technologies Inc. to be held at 725 N. Hwy A-1-A, Suite C-106, Jupiter FL 33477-4565, on December 11, 2009 at 12:00 Noon (EST) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY  HIGHLIGHTED TEXT  OVER THE BOXES.

	For	Withhold

1. Set the Number of Directors
To set the number of Directors at 3.	☐	☐

2. Election of Directors
	For	Withhold		For	Withhold		For	Withhold

01. Bruce Schreiner	☐	☐	02. James Iman	☐	☐	03. Robert Doviak	☐	☐

	For	Withhold

3. Appointment of Auditors
Appointment of M&K CPAS, PLLC (formerly McElravy Kinchen & Associates, P.C.) as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against

4. Release of Escrow Shares
Shareholders who are disinterested regarding the intellectual property license with the Driver Alert Group may vote whether to allow the Company to release the Performance Shares currently escrowed for the benefit of the Driver Alert Group owners, which shares were originally to be released based on economic performance benchmarks, even though that required economic performance has not been met. Such release will meet the requirements of National Policy 46-201. All of these shares have consistently been treated as outstanding shares even though held in escrow. As opportunities for sales of the Guardian Alert are just now beginning to materialize, the Company wishes to release these shares out of escrow as a good-faith measure to retain and enhance the Company's ongoing relationship with the Driver Alert Group intellectual property owners, and so recommends a "For" vote.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date
If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.		DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements - Mark this box if you would like to receive Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐	Should you wish to receive a legal proxy, refer to Note #8 on reverse.

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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SENSE TECHNOLOGIES INC		+
Please return completed form to: Computershare 9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1

☐		☐
	Interim Financial Statements		Annual Financial Statements
	Mark this box if you would like to		Mark this box if you would NOT like
	receive Interim Financial		to receive the Annual Financial
	Statements by mail.		Statements by mail.

Financial Statements Request Form

Rather than receiving financial statements by mail, you may choose to access them at www.sedar.com, or by registering online at www.computershare.com/mailinglist. If you would like to receive either interim financial statements and associated Management Discussion and Analysis and/or the annual financial statements and associated Management Discussion and Analysis, please make your selection above.

Computershare will use the information collected solely for the mailing of such financial statements. You may view Computershare's Privacy Code at www.computershare.com/privacy or by requesting that we mail you a copy.

Please place my name on your financial statements mailing list.

Name

Apt.	Street Number	Street Name

City	Prov / State	Postal Code / ZipCode

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